LIMITED GUARANTY AGREEMENT

THIS LIMITED GUARANTY AGREEMENT (the "Guaranty Agreement") is made effective the 23rd day of May, 2008, by RUSS CLARK, an individual (the "Guarantor"), in favor of STILLWATER NATIONAL BANK AND TRUST COMPANY, (the "Lender").

WITNESSETH:

WHEREAS, pursuant to the terms of a certain Loan Agreement of even date herewith (the "Agreement"), the Lender has extended credit to SHUMATE INDUSTRIES INC., a Delaware corporation ("Industries"), SHUMATE MACHINE WORKS, INC., a Texas corporation ("Machine"), HEMIWEDGE VALVE CORPORATION, a Texas corporation ("Hemiwedge") (Industries, Machine, and Hemiwedge are sometimes collectively referred to herein as the "Borrowers") as evidenced by a certain Promissory Note of even date herewith, in the principal face amount of $625,000.00 (the "Note"); and

WHEREAS, the Guarantor is a member of the Borrowers and the extension of credit to the Borrowers by the Lender pursuant to the Agreement, will be beneficial to the Guarantor; and

WHEREAS, in connection with the extension of credit by the Lender to the Borrowers, the Lender is relying, in part, on the creditworthiness of the Guarantor; and

WHEREAS, this Guaranty Agreement is executed and delivered to the Lender by the Guarantor to induce the Lender to extend credit under the Note pursuant to the Agreement, and in satisfaction of a material condition precedent thereto;

NOW, THEREFORE, in consideration of the extension of credit by the Lender to the Borrowers under the Agreement as evidenced by the Note, and the benefits to be received by the Guarantor therefrom, it is agreed as follows:

1. The Guarantor hereby authorizes, consents and ratifies the terms and conditions contained in the Agreement, the Note, the Loan Documents (which term will have the same meaning herein as defined in the Agreement), and all documents executed in connection therewith, and authorizes the execution and delivery thereof.

2. The Guarantor hereby guarantees to the Lender the absolute, complete and punctual payment when due of all principal indebtedness and other monetary obligations evidenced by or owing under the Note, the Agreement, the Loan Documents, and all other documents executed in connection therewith and all renewals, consolidations, modifications, amendments, increases and extensions thereof, together with all interest thereon and all expenses of collection thereof including attorneys' fees and expenses (all of the foregoing items are referred to herein as the "Indebtedness"); provided that the Guarantor's foregoing guarantee of payment and performance obligations owing hereunder is limited to fifty percent (50%) of the Indebtedness, as determined on the date a default occurs under the Agreement (as defined or described in the Agreement) which gives rise to the enforcement of this Guaranty Agreement. Except as limited herein, this Guaranty Agreement is an absolute, unconditional and continuing guaranty of payment of the entire amount of the Indebtedness. The

obligations of the Guarantor hereunder will not terminate until the entire amount of the Indebtedness has been paid to the Lender in full in current funds. All moneys available to the Lender for application in payment or reduction of the Indebtedness may be applied by the Lender in such manner and in such amounts and at such time or times as the Lender may see fit to the payment thereof as the Lender may elect.

3. To induce the Lender to extend credit to the Borrowers, the Guarantor represents and warrants as follows, each of which representations and warranties will survive until the Indebtedness is paid in full:

3.1 The current financial statements of the Guarantor, copies of which have been furnished to the Lender, are correct and complete and fairly reflect the Guarantor's financial condition as of the date thereof. There has occurred no material adverse change in the financial condition of the Guarantor included in said financial statements from the effective date thereof, to the effective date hereof.

3.2 The making and performance by the Guarantor of this Agreement will not violate any provision or constitute a default under any law, loan or credit agreement, indenture, or any other agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or affected.

4. The Guarantor hereby consents to the following events and agrees that the Guarantor's liability hereunder will not be released, reduced, impaired or affected by the occurrence of any one or more of the following events: (a) the Lender's obtaining collateral from Borrowers or any other person to secure payment of the Indebtedness; (b) the assumption of liability by any other person (whether as guarantor or otherwise) for payment of all or any portion of the Indebtedness; (c) the release, surrender, exchange, impairment, loss, termination, waiver or other discharge of any collateral securing payment of the Indebtedness; (d) the subordination, relinquishment, discharge or impairment of the Lender's rights relating to the Indebtedness or of any of the documents evidencing or securing the Indebtedness or any collateral securing the Indebtedness; (e) the full or partial release from liability of Borrowers, any other guarantor, or any other person now or hereafter liable for payment of all or any portion of the Indebtedness; (f) the death, insolvency, bankruptcy, reorganization, disability, discharge, waiver or other exoneration of Borrowers, any other guarantor, or any other person now or hereafter primarily or contingently liable for payment of the Indebtedness; (g) the renewal, consolidation, extension, modification, rearrangement, amendment or increase from time to time of the Indebtedness; (h) the failure, delay, waiver or refusal by the Lender to exercise any right or remedy held by the Lender under the Note, the Agreement, or any other document evidencing or securing the Indebtedness or otherwise executed in connection therewith or any renewals or modifications thereof; (i) the sale, encumbrance, transfer or other modification of the ownership of Borrowers, or substantially all of the assets of Borrowers, or the change in the financial condition or management of Borrowers; (j) the invalidity, unenforceability or insufficiency of all or any portion of this Guaranty Agreement, the Note, the Agreement or any other document evidencing or securing the Indebtedness; (k) the failure of the Lender to perfect the Lender's security interest in any collateral given to secure payment of any or all of the Indebtedness; or (l) the failure of the Guarantor to receive notice of any one or more of the foregoing actions or events.

5. The Lender may, at the Lender's option, proceed to enforce this Guaranty Agreement directly against the Guarantor immediately after the occurrence of a default under the Agreement (as defined or described therein) without first proceeding against Borrowers or any other guarantor or any other person liable for payment of the Indebtedness, and without first proceeding against or exhausting any collateral now or hereafter held by the Lender to secure payment of the Indebtedness.

6. The Guarantor hereby waives diligence, presentment, protest, notice of protest, notice of dishonor, demand for payment, notice of nonpayment of the Indebtedness or any of the documents evidencing or securing the Indebtedness, any notice of acceptance of this Guaranty Agreement and all other notices of any nature in connection with the exercise of the Lender's rights under this Guaranty Agreement, the Note, the Agreement and under any other documents evidencing or securing the Indebtedness. Performance by the Guarantor hereunder will not entitle the Guarantor to any payment from Borrowers under any claim for contribution, indemnification, subrogation or otherwise, until such time as all amounts owing by Borrowers to the Lender, have been paid in full. The Guarantor waives all rights to setoffs and counterclaims against the Lender and agrees that any rights which the Guarantor might now or hereafter hold against Borrowers will be subordinate, junior and inferior to all rights which the Lender might now or hereafter hold against Borrowers.

7. The Guarantor hereby agrees that in any action brought to enforce this Guaranty Agreement, the Guarantor will pay to the Lender all reasonable attorneys' fees, court costs and other expenses incurred by the Lender.

8. The Guarantor hereby waives and relinquishes all of the Guarantor's rights provided by 12 Okla.Stat. § 686, 15 Okla.Stat. §§ 334, 338, 341 and 344, and all other common law rights, remedies, defenses and set-off credits related to Guarantor's ability to obtain a credit for the fair market value of the Mortgaged Property which may be accorded to the Guarantor under Oklahoma law.

9. Nothing herein contained will limit the Lender in exercising any rights held under the Note or under any other documents evidencing or securing the Indebtedness. In the event of any default under the Agreement, the Note, or any other documents evidencing or securing all or any portion of the Indebtedness, the Lender will be entitled to selectively and successively enforce any one or more of the rights held by the Lender under this Guaranty Agreement, the Note, the Agreement, and under the Loan Documents (which term will have the same meaning herein as such term is defined in the Agreement), and such action will not be deemed a waiver of any other right held by the Lender. All of the remedies of the Lender under this Guaranty Agreement, the Agreement, the Note, the Loan Documents, and any other documents evidencing or securing the Indebtedness are cumulative and not alternative.

10. The Guarantor hereby represents that nothing exists to impair the effectiveness of the liability of the Guarantor to the Lender hereunder, or the immediate taking effect of this Guaranty Agreement as the agreement between the Guarantor and the Lender. Until the Indebtedness is paid in full, the Guarantor agrees to provide the Lender with the Guarantor's annual financial statements, prepared by the Guarantor, within 30 days after the close of each fiscal year of the Guarantor, and the Guarantor's tax returns for each calendar year within 15 days after the filing thereof.

11. This Guaranty Agreement has been negotiated, executed and delivered in Oklahoma, and is intended to be construed in accordance with the laws of the State of Oklahoma. The Guarantor hereby waives all objections to venue and consents to the jurisdiction and venue of any state or federal court located in Tulsa County, Oklahoma in connection with any action instituted by the Lender arising out of the execution, delivery or performance of this Guaranty Agreement. If any provision of this Guaranty Agreement is held to be invalid, illegal or unenforceable in any respect or application for any reason, such invalidity, illegality or unenforceability will not affect any other provisions herein contained and such other provisions will remain in full force and effect. This Guaranty Agreement will be binding on the Guarantor and the Guarantor's respective successors and assigns and will inure to the benefit of the Lender and all successors and assigns of the Lender. The Guarantor hereby consents to the assignment of all or any portion of the rights of the Lender hereunder in connection with the assignment of the Indebtedness or any portion thereof without notice to the Guarantor. This Guaranty Agreement cannot be amended except by an agreement in writing signed by the parties to be charged thereby.

IN WITNESS WHEREOF, the Guarantor has duly executed this instrument effective the date first above written.

RUSS CLARK, Individually

(the "Guarantor")